                                 Exhibit 10.51

            Amendment to Master Distribution and License Agreement
            ------------------------------------------------------

             This Amendment is made this 14th day of February 1997


BY AND BETWEEN:


1. IBM Ireland Limited (formerly IBM Ireland Information Services Limited) whose registered office is at 2 Burlington Road, Dublin 4, Eire ("IISL")

AND

2. Seer Technologies, Inc., whose principal office is at 8000 Regency Parkway, Suite 300, Cary, N.C. 27511, USA ("Seer")


PREAMBLE:


A. On 6th April 1992, IISL and Seer entered into a Master Distribution and License Agreement ("MDLA"). The MDLA specifies the terms and conditions governing the marketing, distribution, training, maintenance and support of Seer's HPS Software and Additional Software by IISL to third parties in EMEA.

B. Article 6.2.3 thereof concerns the support and maintenance services supplied by IISL on behalf of Seer (or on behalf of an Affliated IBM Company) to third parties in EMEA. Such support and maintenance services are specified in Attachment 5 of the MDLA.

C. Article 9 sets out, in detail, the provisions concerning the calculation and payment of fees by Seer to IISL, for the support and maintenance services referred to in Recital B above.

D. The parties acknowledge that the provisions in Article 9 are both complex and out of date. Accordingly the parties have agreed to amend these provisions, together with certain other provisions of the MDLA as follows:


TERMS AGREED:

1.     INTERPRETATION
---------------------


1.1 Save as expressly provided below, in interpreting this Amendment all terms used shall bear the same meaning as defined in the MDLA.

1.2    References in this Amendment to:

1.2.1  "Agreement" shall mean the MDLA and Attachments 1 - 6 thereof;

1.2.2 "Article" shall refer to the corresponding terms and conditions of the MDLA; and

1.2.3  "Attachment" shall refer to the corresponding attachment to the MDLA.

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

1.2.4 "Services" shall mean, individually and collectively, the Level 1 and Level 2 support services for HPS Software and Additional Software as supplied by IISL or Affiliated IBM Company to Customers on Seer's behalf, and as more particularly described in Article 6.2.3 and Attachment 5, or any part thereof.

1.2.5 "Customer" shall refer to those customers in EMEA where Seer has, at its sole option, decided that the Services shall be supplied by IISL or Affiliated IBM Company, and to no other customer.

2.       TERM & TERMINATION (Article 4.1)
-----------------------------------------

2.1      Article 4.1 is replaced in its entirety with the following:

         "This Agreement as amended shall remain in force from 1st January 1997 until 31st December 1999 ("Period"). Thereafter this Agreement as amended shall remain in force for successive periods of 12 months ("Extension") PROVIDED ALWAYS THAT the charges and payment terms have been agreed by the parties in writing prior to the expiry of the Period or any Extension thereof, whichever is appropriate.

         "This Agreement may be terminated by either party upon not less than 90 days prior written notice to take effect on 31st December 1999 or at any time thereafter."

3.       PAYMENT (Article 9)
----------------------------

3.1      Article 9 is replaced in its entirety with the following:

         "All charges payable by Seer and concerning the supply of Services by IISL to Customers, may be invoiced quarterly in advance on or after the dates specified in the Payment Schedule below. All such charges are specified in the Payment Schedule and are fixed. Accordingly the charges shall apply irrespective of the number or type of Customers using the Services.

         "Payment Schedule:

         ------------------------------------ ------------------------------------- ------------------------
                         Period                               Invoice                  Payment Date
         ------------------------------------ -------------------- ----------------    (Note 5 below)
           Calendar     Quarter                  Amount (US$)         Invoice
           Year                                  (Note 1 below)       Date
         ------------ ----------------------- -------------------- ---------------- ------------------------
           1997         1st January 1997 -       367,000              1st February     28th February 1997
                        31st March 1997                               1997
         ------------ ----------------------- -------------------- ---------------- ------------------------
                        1st April 1997 -         367,000              1st April 1997   30th April 1997
                        30th June 1997
         ------------ ----------------------- -------------------- ---------------- ------------------------
                        1st July 1997 -          366,000              1st July 1997    31st July 1997
                        30th September 1997
         ------------ ----------------------- -------------------- ---------------- ------------------------
                        1st October 1997 -       900,000              1st October      See Note 2 below
                        31st December 1997                            1997
         ------------ ----------------------- -------------------- ---------------- ------------------------

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



         ------------------------------------ ------------------------------------- ---------------------
                         Period                               Invoice                 Payment Date
         ------------ ----------------------- -------------------- ----------------   (Note 5 below)
           Calendar     Quarter                 Amount (US$)         Invoice
           Year                                 (Note 1 below)       Date
         ------------ ----------------------- -------------------- ---------------- ---------------------
         ------------ ----------------------- -------------------- ---------------- ---------------------
           1998         1st January 1998 -      400,000              1st January      31st January 1998
                        31st March 1998                              1998
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st April 1998 -        400,000              1st April 1998   30th April 1998
                        30th June 1998
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st July 1998 -         400,000              1st July 1998    31st July 1998
                        30th September 1998
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st October 1998 -      900,000              1st October      See Note 3 below
                        31st December 1998                           1998
         ------------ ----------------------- -------------------- ---------------- ---------------------
         ------------ ----------------------- -------------------- ---------------- ---------------------
           1999         1st January 1999 -      400,000              1st January      31st January 1999
                        31st March 1999                              1999
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st April 1999 -        400,000              1st April 1999   30th April 1999
                        30th June 1999
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st July 1999 -         400,000              1st July 1999    31st July 1999
                        30th September 1999
         ------------ ----------------------- -------------------- ---------------- ---------------------
                        1st October 1999-       900,000              1st October      See Note 4 below
                        31st December 1999                           1999
         ------------ ----------------------- -------------------- ---------------- ---------------------
         ------------ ----------------------- -------------------- ---------------- ---------------------

         Notes:
         ------

         1. Notwithstanding the use of United States Dollars in the above table, IISL shall invoice Seer in Irish Pounds using the exchange rate specified in the Wall Street Journal on the last working day immediately preceding the relevant Invoice Date.

         2. Payment of this invoice shall be in three equal instalments over a five (5) month period following the Invoice Date as follows:

                       --------------------- ---------------------------
                        Amount (US$) *        Payment Date
                       --------------------- ---------------------------
                        300,000               31st October 1997
                       --------------------- ---------------------------
                        300,000               31st December 1997
                       --------------------- ---------------------------
                        300,000               28th February 1998
                       --------------------- ---------------------------

                  *        Note 1 above applies.

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          3.   Payment of this invoice shall be in three equal instalments over a five (5) month period following the Invoice Date as follows:

                    ---------------------- ---------------------------
                     Amount (US$) *         Payment Date
                    ---------------------- ---------------------------
                     300,000                31st October 1998
                    ---------------------- ---------------------------
                     300,000                31st December 1998
                    ---------------------- ---------------------------
                     300,000                28th February 1999
                    ---------------------- ---------------------------

                  *        Note 1 above applies.

          4. Payment of this invoice shall be in three equal instalments over a five (5) month period following the Invoice Date as follows:

                    ---------------------- ---------------------------
                     Amount (US$) *         Payment Date
                    ---------------------- ---------------------------
                     300,000                31st October 1999
                    ---------------------- ---------------------------
                     300,000                31st December 1999
                    ---------------------- ---------------------------
                     300,000                28th February 2000
                    ---------------------- ---------------------------

                  *        Note 1 above applies.

          5. IISL reserves the right to apply interest on any arrears in payment at a simple rate of 1% of the amount unpaid per calendar month or part thereof.


3.2 Seer shall pay to IISL the sum of Irish(Pounds)494,903, in respect of Services supplied or due and where IISL has invoiced Seer prior to the date of this Amendment. This amount shall be paid in three (3) equal instalments as follows:

                    ------------------------  ---------------------------
                     Amount (Irish (Pounds))         Payment Date
                    ------------------------  ---------------------------
                     164,969                   See Note below
                    ------------------------  ---------------------------
                     164,967                   30th April 1997
                    ------------------------  ---------------------------
                     164,967                   31st July 1997
                    ------------------------  ---------------------------

                    Note:  This instalment shall be paid on 31st January 1997
                    ----
                    or upon execution of this Amendment, whichever is the later.

         IISL acknowledges and represents that no further payments shall be due in respect of any Services other than those expressly provided for in this Amendment.

4.       Miscellaneous:
----------------------

4.1 In Article 16.5 (Notices) references to "Nancy Valmassoi" shall be deleted. Reference to "Steven Dmiszewicki, Controller" shall be replaced by "Financial Controller." Reference to "Colman O'Sullivan" shall be deleted and the address of IISL shall be replaced by "2 Burlington Road, Dublin 4, Ireland."


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4.2      In Attachment 2 (IBM EMEA Countries) delete:

         "Yugoslavia", "Iraq" and "CIS" and replace "Czechoslovakia" with "The Czech Republic" and "Slovakia"

4.3      Attachment 6 is deleted.

4.4 Both parties acknowledge that an international marketing fund as contemplated in Article 8.2 of the Agreement is no longer required, and accordingly Articles 8.2 and 9.6 are hereby deleted.

4.5 This Amendment supersedes and replaces the letter dated 30th December 1996 from Seer to IISL, terminating the MDLA in accordance with Article
         4.1. Upon execution of this Amendment this letter shall cease to have any force or effect.

4.6 Both parties acknowledge that, upon execution of this Amendment, this Amendment complies in full with the provisions set out in Article 16.10.

4.7 Save as expressly provided above the Agreement shall remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the latter shall prevail.



SIGNED BY:

On behalf of IBM Ireland Limited:       On behalf of Seer Technologies, Inc:

BY: /s/ Patrick O'Connor                BY: /s/ Dennis McKinnie

NAME: Patrick O'Connor                  NAME: Dennis McKinnie

TITLE: Managing Director                TITLE: V.P. and General Counsel

DATE: 2/14/97                           DATE: 2/20/97


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